Consolidated Statements of Redeemable Convertible Preferred Shares and Shareholders' Equity (Deficit) (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2010 Series B Redeemable Convertible Preferred Shares	Dec. 31, 2010 Series C Redeemable Convertible Preferred Shares
Issuance of shares, value per share	$ 3.09	$ 3.50
Issuance of shares, issuance costs	$ 851	$ 1,013